Exhibit 10.1
AMENDMENT NO. 1 TO THE
WEBSTER FINANCIAL CORPORATION
EMPLOYEE STOCK PURCHASE PLAN

The Webster Financial Corporation Employee Stock Purchase Plan, as amended and restated effective April 1, 2019 (the “Plan”), is hereby amended as follows:
(1)    Effective as of the close of business on March 31, 2026, Section 1 of the Plan is amended by adding the following new paragraph to the end thereof:
“Notwithstanding anything herein to the contrary, effective as of the close of business on March 31, 2026, the Plan is frozen with respect to future Offering Periods, as detailed in Section 4. Furthermore, effective as of the day immediately preceding the “Closing Date”, as such term is defined in the Transaction Agreement by and between Webster Financial Corporation (“Webster”), Banco Santander, S.A. (“Banco Santander”), and a wholly owned subsidiary of Webster incorporated in the State of Virginia (“Webster Virginia Corporation” or “Webster Subsidiary”) dated February 3, 2026 (the “Transaction Agreement”) the Plan is terminated, provided that such Closing Date under the Transaction Agreement occurs.”
(2)Effective as of the close of business on March 31, 2026, Section 4 of the Plan is amended by adding the following new paragraph to the end thereof:
“Notwithstanding anything herein to the contrary, effective as of the close of business on March 31, 2026, the Plan is frozen. Accordingly, subsequent to the close of business on March 31, 2026, no Offering Periods under the Plan shall commence. Furthermore, in accordance with Section 19, the Plan will terminate effective as of the day immediately prior to the “Closing Date”, as such term is defined in the Transaction Agreement, provided that such Closing Date under the Transaction Agreement occurs.”
(3)Effective as of the close of business on March 31, 2026, Section 19 of the Plan is amended by adding the following new paragraph to the end thereof:
“Notwithstanding anything herein to the contrary, effective as of the close of business on March 31, 2026, the Plan is frozen. Accordingly, subsequent to the close of business on March 31, 2026, no Offering Periods under the Plan shall commence. Furthermore, in accordance with this Section 19, the Plan will terminate effective as of the day immediately prior to the “Closing Date”, as such term is defined in the Transaction Agreement, provided that such Closing Date under the Transaction Agreement occurs.”
(4)Except as expressly set forth above, all of the provisions of the Plan are hereby approved, ratified and confirmed in all respects.

WEBSTER FINANCIAL CORPORATION

By:	/s/ Luis Massiani
LUIS MASSIANI
Title: Chief Operating Officer
Date: March 12, 2026

By:	/s/ Neal Holland
NEAL HOLLAND
Title: Chief Financial Officer
Date: March 12, 2026

By:	/s/ Javier Evans
JAVIER EVANS
Title: Chief Human Resources Officer
Date: March 12, 2026